Exhibit 99.1

FOR IMMEDIATE RELEASE

NESCO HOLDINGS TO ACQUIRE CUSTOM TRUCK ONE SOURCE AND CREATE LEADING
SPECIALTY RENTAL EQUIPMENT COMPANY IN PARTNERSHIP WITH PLATINUM EQUITY

Transformative transaction resulting in greater scale and enhanced depth and breadth of products and services to better serve highly attractive infrastructure-related end-market customers

Platinum Equity, the premier financial sponsor in the specialty rental equipment industry, has committed to invest over $850 million in Nesco and will hold a majority interest in the combined company

Nesco lead investors, Energy Capital Partners and Capitol Investment, and existing CTOS lead investor, Blackstone, to remain ongoing shareholders in partnership with Platinum Equity

Combination significantly reduces leverage, includes material synergies and substantially enhances both corporate and public market liquidity

Fort Wayne, Indiana – December 3, 2020 – Nesco Holdings, Inc. (NYSE: NSCO, “Nesco” or the “Company”) today announced it has entered into a definitive agreement to acquire Custom Truck One Source (“CTOS”) for a purchase price of $1.475 billion. Nesco and CTOS are leading providers of specialized truck and heavy equipment solutions including rental, sales and aftermarket parts and service.

The combination will create a leading, one-stop-shop provider of specialty rental equipment serving highly attractive and growing infrastructure end-markets, including transmission and distribution (“T&D”), the 5G revolution build-out and critical rail and other national infrastructure initiatives. With complementary business lines, customer bases and capabilities, the combination is expected to yield significant benefits from increased scale, breadth of product and service offerings and expanded geographic coverage. Following closing, the combined company will have a more attractive financial profile with significantly reduced leverage and enhanced liquidity providing flexibility to address anticipated demand in the large and growing addressable market in which it operates.

In connection with the transaction, an affiliate of Platinum Equity, LLC (“Platinum”) has committed to invest over $850 million into Nesco in exchange for newly issued common stock at a price of $5.00 per share. In addition, existing CTOS shareholders, including certain funds managed by the Blackstone Group, Inc. (“Blackstone”), in its capacity as the current major owner of CTOS, and certain members of the CTOS management team, are expected to invest approximately $100 million into Nesco in exchange for newly issued common stock also at the same price as Platinum. Energy Capital Partners (“ECP”) and Capitol Investment (“Capitol”), who together currently own ~70% of Nesco’s outstanding common stock, will retain their entire ownership positions in Nesco and have entered into voting agreements in support of the transaction. Subject to closing mechanics and an additional equity investment of up to $200 million, upon closing, Platinum is expected to own approximately 57% of Nesco’s common stock, with existing CTOS shareholders owning approximately 7%, ECP owning approximately 10% and Capitol owning approximately 3%. The additional equity investment of up to $200 million is targeted to be raised between signing and closing with a Platinum backstop for $100 million.

There will be approximately 259 million shares outstanding at closing assuming the full $200 million of additional equity is raised. The transaction is anticipated to also be financed with a new $750 million ABL, of which approximately $400 million will be drawn at closing, and $900 million of high yield notes. Pro forma net debt at closing is projected to be approximately $1.3 billion.

“Since Capitol’s investment in Nesco last year, our number one strategic priority has been to find a way to bring these two companies together, given the significant value inherent in the combination. With enhanced scale, a broader set of capabilities and vastly improved financial flexibility, we believe the new company will be distinctively well-positioned to take advantage of the anticipated growth in critical U.S. infrastructure efforts in energy, telecom and rail over the near term and beyond,” said Mark Ein, Chairman & CEO of Capitol and Vice Chairman of Nesco. “We are very pleased to partner with Platinum given its deep knowledge and strong track record in the equipment rental industry, as well as the existing CTOS shareholders led by Blackstone. Together with Platinum and our other co-investors and the combined company’s Board and management team, we look forward to capturing the meaningful upside opportunities that lie ahead.”

Platinum Equity was previously the majority owner of Nesco from 2011 to 2014, and has been a long-time, successful investor in a wide range of specialty rental businesses.

“This is a powerful team of investors coming together to create value,” said Tom Gores, Chairman and CEO of Platinum Equity. “We will deploy our industry knowledge and global operating expertise to maximize the potential of this investment.”

“We know these companies and the industry extremely well and we have a well-defined playbook for creating value in this space,” said Louis Samson, Partner at Platinum Equity. “We also have a deep bench of operations professionals specialized in merger integration and business transformation who will help bring Nesco and CTOS together, building on the best attributes of each. We expect the combination will create a compelling industrial growth company with strong fundamentals and multiple ways to drive EBITDA organically or through additional M&A.”

“We are excited to bring together our complementary companies to provide a full range of solutions to our customers,” said Fred Ross, Chief Executive Officer of CTOS. “I want to thank our dedicated employees for all that they do each day. Looking ahead, as a combined company, we will be very well positioned to capitalize on a broad range of growth opportunities and better serve our customers’ specialty rental equipment needs on a national basis. We look forward to working together with the Nesco team to realize substantial synergies that will create meaningful value for all our stakeholders.”

John-Paul (JP) Munfa, Managing Director at Blackstone, added, “We at Blackstone are proud to have played a role in the establishment of CTOS, in partnership with Fred Ross and other CTOS shareholders, and have seen the company more than double in size during our ownership. We believe the additional scale and public market access provided by the transaction are the next logical step in the company’s evolution, and we are pleased to invest in a transaction carrying significant commercial benefits for the company’s customers, in partnership with Platinum, Capitol, ECP and Nesco’s existing shareholders.”

“This combination will create new opportunities for our company, our employees and the customers we serve,” said Lee Jacobson, Chief Executive Officer of Nesco. “Nesco and CTOS are a perfect fit and together will be well positioned to pursue numerous opportunities in the rapidly growing specialty rental segment. We couldn’t have reached this milestone without the hard work of our team, and we look forward to working together with CTOS to ensure a seamless transition.”

Strategic Combination Creates a Compelling Industrial Growth Company

●	Enhanced value proposition to customers through “one-stop-shop” national platform. The combined company will offer customers a full suite of solutions across the specialty rental equipment value chain, including equipment rental, new sales, used sales, aftermarket parts and service and retail parts, tools and accessories. Together, the combined company will operate on a national scale with over 1,800 employees, 46 company-operated locations and a rental fleet that will be nearly double in size with almost 9,000 units and more than $1.3 billion in combined original equipment cost (“OEC”).

●	Favorable exposure to highly attractive end-markets with strong fundamentals. The combined company’s core end-markets will include T&D, telecom, rail and infrastructure, all of which benefit from strong secular growth and macro mega trends, as well as limited downside cyclicality. The combined company’s increased scale and national presence will provide significant opportunities to further penetrate new and existing customers across geographies and end-markets.

●	Integrated platform with scale and differentiated offerings. The combination will create a unique business model that should drive a better customer experience and a significant increase in the number and breadth of rental assets available. With a substantially increased rental fleet, scale-enabled purchasing benefits, maximum production and customization flexibility and a well-established new and used sales business, the new company will be better positioned to serve customers and win business.

●	Significant anticipated cost synergies with additional revenue upside opportunities. Nesco and CTOS expect to achieve approximately $50 million in run-rate annual cost synergies within two years of closing. Cost savings are expected to be realized through back office consolidation, procurement and SG&A efficiencies and service and production optimization. The combined company also expects additional upside opportunities from identified revenue synergies via expanded service offerings and cross-selling opportunities and fleet synergies.

●	Compelling financial profile with strong momentum and ample flexibility. The combined company expects to deliver pro forma 2020 adjusted EBITDA of approximately $337 million including run-rate cost synergies and pro forma 2021 adjusted EBITDA of $380 million to $400 million including run-rate cost synergies, as well as meaningful free cash flow as core end-market activity continues to grow. At closing, the combined company expects to benefit from more than $300 million in liquidity and a reduction in net leverage from 6.3x to 3.9x, based on last twelve months ended September 30, 2020 adjusted EBITDA including run-rate cost savings.

Leadership and Headquarters

At closing, the Nesco Board of Directors will be reconstituted such that Blackstone, ECP and Capitol each retain one board seat and Platinum holds majority voting power of the Board. Together, the parties will work to drive value for all shareholders.

Mr. Ross is expected to serve as CEO of the combined business. The combined company will be headquartered at the CTOS campus in Kansas City with significant operations maintained in Indiana. Additional details, including plans for integrating the respective brands, will be addressed post close by a transition team comprising representatives from each of the companies.

Approvals

The transaction has been unanimously approved by the Nesco Board of Directors and is expected to close in the first quarter of 2021, subject to shareholder approval and other customary conditions. ECP and Capitol have entered into voting agreements in support of the transaction.

Advisors

J.P. Morgan Securities LLC is serving as financial advisor to Nesco and Latham & Watkins LLP is serving as legal counsel. Citi is serving as financial advisor to CTOS and Kirkland & Ellis LLP is serving as legal counsel.

Debt financing commitments have been obtained by Bank of America, who will be leading the financing.

Hughes Hubbard & Reed LLP is serving as legal counsel to Platinum.

Conference Call and Webcast

Representatives of Nesco, CTOS, Capitol and Platinum will host a conference call today, December 3, 2020, at 8:30 a.m. ET to discuss the transaction. The conference call can be accessed by dialing +1 877-524-8416 (U.S. and Canada only) or +1 412-902-1028.

A live webcast of the conference call will be available on the investor relations section of Nesco’s website at https://investors.nescospecialty.com/events-and-presentations/default.aspx#upcoming-events.

ABOUT NESCO

Nesco is one of the largest providers of specialty equipment, parts, tools, accessories and services to the electric utility transmission and distribution, telecommunications and rail markets in North America. Nesco offers its specialized equipment to a diverse customer base for the maintenance, repair, upgrade and installation of critical infrastructure assets including electric lines, telecommunications networks and rail systems. Nesco’s coast-to-coast rental fleet of more than 4,000 units includes aerial devices, boom trucks, cranes, digger derricks, pressure drills, stringing gear, hi-rail equipment, repair parts, tools and accessories. For more information, please visit investors.nescospecialty.com.

ABOUT CUSTOM TRUCK ONE SOURCE

CTOS is a leading provider of specialized truck and heavy equipment solutions to the utility, telecommunications, rail and infrastructure markets in North America. CTOS solutions include rentals, sales, aftermarket parts and service, equipment production, manufacturing, financing solutions, and asset disposal. With vast equipment breadth, CTOS’ team of experts service its customers across an integrated network of 26 locations across North America. For more information, please visit www.customtruck.com.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed acquisition of CTOS by Nesco. A special meeting of the stockholders of Nesco will be announced as promptly as practicable to seek stockholder approval in connection with the proposed acquisition. Nesco expects to file with the Securities and Exchange Commission (“SEC”) a proxy statement and other relevant documents in connection with the proposed acquisition. The definitive proxy statement will be sent or given to the stockholders of Nesco and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF NESCO ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NESCO, CTOS AND THE ACQUISITION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Nesco with the SEC at the SEC’s website at www.sec.gov, at Nesco’s website at www.nescospecialty.com or by sending a written request to Nesco Holdings, Inc., 6714 Pointe Inverness Way, Suite 220, Fort Wayne, Indiana 46804, Attention: Chief Financial Officer and Secretary.

Participants in the Solicitation

Nesco and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the acquisition. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Nesco’s stockholders in connection with the acquisition will be set forth in Nesco’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the acquisition will be set forth in the definitive proxy statement when it is filed with the SEC in connection with the acquisition. You can find information about Nesco’s directors and executive officers in Nesco’s filings with the SEC, including Nesco’s definitive proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on May 1, 2020.

Forward-Looking Statements

Certain statements contained in this communication may be considered forward-looking statements within the meaning of U.S. securities laws, including section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction and the ability to consummate the proposed transaction. When used in this communication, the words “potential,” “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Nesco’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the ability to consummate the acquisition of CTOS and to integrate the acquisition into the Nesco business; failure to obtain necessary stockholder and regulatory approvals or to satisfy any of the other conditions related to the acquisition of CTOS; the ability to realize expected synergies and the timing for any such realization; projected financial results for Nesco and CTOS, including on a combined basis; potential litigation associated with the acquisition of CTOS; the potential impact of the announcement of the acquisition of CTOS on Nesco’s or CTOS’s relationships, including with suppliers, customers, employees and regulators; the impact of the COVID-19 pandemic on Nesco’s or CTOS’s business operations, as well as the overall economy; Nesco’s ability to execute on its plans to develop and market new products and the timing of these development programs; Nesco’s estimates of the size of the markets for its solutions; the rate and degree of market acceptance of Nesco’s solutions; the success of other competing technologies that may become available; Nesco’s ability to identify and integrate acquisitions, including the acquisition of truck utilities; the performance and security of Nesco’s services; potential litigation involving Nesco; and general economic and market conditions impacting demand for Nesco’s services. For a more complete description of these and other possible risks and uncertainties, please refer to Nesco’s annual report on form 10-K filed with the securities and exchange commission on March 13, 2020 and quarterly report on form 10-Q filed with the securities and exchange commission on May 7, 2020, as well as to Nesco’s subsequent filings with the SEC. Should one or more of these material risks occur, or should the underlying assumptions change or prove incorrect, Nesco’s actual results, performance, achievements or plans could differ materially from those expressed or implied in any forward-looking statement. The forward-looking statements contained herein speak only as of the date hereof, and Nesco undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

NESCO INVESTOR CONTACT

Josh Boone, CFO

(800) 252-0043

investors@nescospecialty.com

PLATINUM INVESTOR CONTACT

Dan Whelan

Principal, Platinum Equity

dwhelan@platinumequity.com

MEDIA CONTACT

Joele Frank, Wilkinson Brimmer Katcher

Jim Golden / Tim Lynch

212-355-4449